                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-2

                                                                                 Distribution Date: 7/15/1999

Section 5.2 - Supplement                                          Class A           Class B       Collateral             Total
----------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                      0.00            0.00           0.00                 0.00

(ii)   Monthly Interest Distributed                               3,115,000.00      181,245.17     214,279.65         3,510,524.82
       Deficiency Amounts                                                 0.00            0.00                                0.00
       Additional Interest                                                0.00            0.00                                0.00
       Accrued and Unpaid Interest                                                                       0.00                 0.00

(iii)  Collections of Principal Receivables                      77,802,932.66    4,420,503.29   6,188,987.53        88,412,423.47

(iv)   Collections of Finance Charge Receivables                  9,493,809.10      539,406.59     755,203.74        10,788,419.43

(v)    Aggregate Amount of Principal Receivables                                                                 17,981,949,270.27

                                          Investor Interest     600,000,000.00   34,090,000.00  47,728,181.82       681,818,181.82
                                          Adjusted Interest     600,000,000.00   34,090,000.00  47,728,181.82       681,818,181.82

                                                   Series
       Floating Investor Percentage                    3.79%             88.00%           5.00%          7.00%              100.00%
       Fixed Investor Percentage                       3.79%             88.00%           5.00%          7.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       96.13%
               30 to 59 days                                                                                                  1.25%
               60 to 89 days                                                                                                  0.85%
               90 or more days                                                                                                1.77%
                                                                                                                 -----------------
                                          Total Receivables                                                                100.00%

(vii)  Investor Default Amount                                    3,034,485.49      172,409.35     241,384.13         3,448,278.97

(viii) Investor Charge-Offs                                               0.00            0.00           0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                         0.00            0.00           0.00

(x)    Servicing Fee                                                500,000.00       28,408.33      39,773.48           568,181.82

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        12.92%

(xii)  Reallocated Monthly Principal                                                      0.00           0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)             600,000,000.00   34,090,000.00  47,728,181.82       681,818,181.82

(xiv)  LIBOR                                                                                                               4.98750%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvii) Accumulation Shortfall                                                                                                 0.00

(xviii)Principal Funding Investment Proceeds                                                                                  0.00

(xx)   Principal Investment Funding Shortfall                                                                                 0.00

(xxi)  Available Funds                                            8,993,809.10      510,998.25     715,430.26        10,220,237.62

(xxii) Certificate Rate                                                6.23000%        6.38000%       5.38750%

----------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-3



                                                                                 Distribution Date: 7/15/1999

Section 5.2 - Supplement                                          Class A           Class B       Collateral             Total
----------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                      0.00            0.00           0.00                 0.00

(ii)   Monthly Interest Distributed                               2,336,250.00      136,149.60     164,436.20         2,636,835.80
       Deficiency Amounts                                                 0.00            0.00                                0.00
       Additional Interest                                                0.00            0.00                                0.00
       Accrued and Unpaid Interest                                                                       0.00                 0.00

(iii)  Collections of Principal Receivables                      58,352,199.49    3,315,442.30   4,641,675.81        66,309,317.60

(iv)   Collections of Finance Charge Receivables                  7,120,356.83      404,562.85     566,394.90         8,091,314.57

(v)    Aggregate Amount of Principal Receivables                                                                 17,981,949,270.27

                                          Investor Interest     450,000,000.00   25,568,000.00  35,795,636.36       511,363,636.36
                                          Adjusted Interest     450,000,000.00   25,568,000.00  35,795,636.36       511,363,636.36

                                                   Series
       Floating Investor Percentage                    2.84%             88.00%           5.00%          7.00%              100.00%
       Fixed Investor Percentage                       2.84%             88.00%           5.00%          7.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       96.13%
               30 to 59 days                                                                                                  1.25%
               60 to 89 days                                                                                                  0.85%
               90 or more days                                                                                                1.77%
                                                                                                                 -----------------
                                          Total Receivables                                                                 100.00%

(vii)  Investor Default Amount                                    2,275,864.12      129,309.54     181,035.57         2,586,209.23

(viii) Investor Charge-Offs                                               0.00            0.00           0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                         0.00            0.00           0.00

(x)    Servicing Fee                                                375,000.00       21,306.67      29,829.70           426,136.38

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        12.92%

(xii)  Reallocated Monthly Principal                                                      0.00           0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)             450,000,000.00   25,568,000.00  35,795,636.36       511,363,636.36

(xiv)  LIBOR                                                                                                               4.98750%

(xv)   Principal Funding Account Balance                                                                                     0.00

(xvii) Accumulation Shortfall                                                                                                0.00

(xviii)Principal Funding Investment Proceeds                                                                                 0.00

(xx)   Principal Investment Funding Shortfall                                                                                0.00

(xxi)  Available Funds                                            6,745,356.83      383,256.19     536,565.20         7,665,178.21

(xxii) Certificate Rate                                                6.23000%        6.39000%       5.51250%

----------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-1


                                                                                 Distribution Date: 7/15/1999

Section 5.2 - Supplement                                          Class A           Class B       Collateral             Total
----------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                      0.00            0.00           0.00                 0.00

(ii)   Monthly Interest Distributed                               3,237,500.00      189,248.43     249,991.43         3,676,738.86
       Deficiency Amounts                                                 0.00            0.00                                0.00
       Additional Interest                                                0.00            0.00                                0.00
       Accrued and Unpaid Interest                                                                       0.00                 0.00

(iii)  Collections of Principal Receivables                      90,770,088.10    5,157,297.06   7,220,442.22       103,147,827.38

(iv)   Collections of Finance Charge Receivables                 11,076,110.62      629,312.96     881,065.76        12,586,489.34

(v)    Aggregate Amount of Principal Receivables                                                                 17,981,949,270.27

                                          Investor Interest     700,000,000.00   39,772,000.00  55,682,545.45       795,454,545.45
                                          Adjusted Interest     700,000,000.00   39,772,000.00  55,682,545.45       795,454,545.45

                                                    Series
       Floating Investor Percentage                    4.42%             88.00%           5.00%          7.00%              100.00%
       Fixed Investor Percentage                       4.42%             88.00%           5.00%          7.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       96.13%
               30 to 59 days                                                                                                  1.25%
               60 to 89 days                                                                                                  0.85%
               90 or more days                                                                                                1.77%
                                                                                                                 -----------------
                                          Total Receivables                                                                 100.00%

(vii)  Investor Default Amount                                    3,540,233.07      201,145.93     281,613.13         4,022,992.13

(viii) Investor Charge-Offs                                               0.00            0.00           0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                         0.00            0.00           0.00

(x)    Servicing Fee                                                583,333.33       33,143.33      46,402.12           662,878.79

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        12.92%

(xii)  Reallocated Monthly Principal                                                      0.00           0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)             700,000,000.00   39,772,000.00  55,682,545.45       795,454,545.45

(xiv)  LIBOR                                                                                                               4.98750%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvii) Accumulation Shortfall                                                                                                 0.00

(xviii)Principal Funding Investment Proceeds                                                                                  0.00

(xx)   Principal Investment Funding Shortfall                                                                                 0.00

(xxi)  Available Funds                                           10,492,777.28      596,169.63     834,663.64        11,923,610.56

(xxii) Certificate Rate                                                5.55000%        5.71000%       5.38750%

----------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-2


                                                                                 Distribution Date: 7/15/1999

Section 5.2 - Supplement                                          Class A           Class B       Collateral             Total
----------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                      0.00            0.00           0.00                 0.00

(ii)   Monthly Interest Distributed                               2,740,833.33      160,416.67     209,179.69         3,110,429.69
       Deficiency Amounts                                                 0.00            0.00                                0.00
       Additional Interest                                                0.00            0.00                                0.00
       Accrued and Unpaid Interest                                                                       0.00                 0.00

(iii)  Collections of Principal Receivables                      71,319,354.93    4,052,236.08   5,673,130.51        81,044,721.52

(iv)   Collections of Finance Charge Receivables                  8,702,658.34      494,469.22     692,256.91         9,889,384.48

(v)    Aggregate Amount of Principal Receivables                                                                 17,981,949,270.27

                                          Investor Interest     550,000,000.00   31,250,000.00  43,750,000.00       625,000,000.00
                                          Adjusted Interest     550,000,000.00   31,250,000.00  43,750,000.00       625,000,000.00

                                                   Series
       Floating Investor Percentage                    3.48%             88.00%           5.00%          7.00%              100.00%
       Fixed Investor Percentage                       3.48%             88.00%           5.00%          7.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       96.13%
               30 to 59 days                                                                                                  1.25%
               60 to 89 days                                                                                                  0.85%
               90 or more days                                                                                                1.77%
                                                                                                                 -----------------
                                          Total Receivables                                                                 100.00%

(vii)  Investor Default Amount                                    2,781,611.70      158,046.12     221,264.57         3,160,922.39

(viii) Investor Charge-Offs                                               0.00            0.00           0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                         0.00            0.00           0.00

(x)    Servicing Fee                                                458,333.33       26,041.67      36,458.33           520,833.33

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        12.92%

(xii)  Reallocated Monthly Principal                                                      0.00           0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)             550,000,000.00   31,250,000.00  43,750,000.00       625,000,000.00

(xiv)  LIBOR                                                                                                               4.98750%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvii) Accumulation Shortfall                                                                                                 0.00

(xviii)Principal Funding Investment Proceeds                                                                                  0.00

(xx)   Principal Investment Funding Shortfall                                                                                 0.00

(xxi)  Available Funds                                            8,244,325.01      468,427.56     655,798.58         9,368,551.15

(xxii) Certificate Rate                                                5.98000%        6.16000%       5.73750%

----------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3


                                                                                 Distribution Date: 7/15/1999

Section 5.2 - Supplement                                          Class A           Class B       Collateral             Total
----------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                      0.00            0.00           0.00                 0.00

(ii)   Monthly Interest Distributed                               2,434,132.89      141,813.47     156,693.23         2,732,639.59
       Deficiency Amounts                                                 0.00            0.00                                0.00
       Additional Interest                                                0.00            0.00                                0.00
       Accrued and Unpaid Interest                                                                      0.00                  0.00

(iii)  Collections of Principal Receivables                      53,422,476.01    3,035,351.75   4,249,653.35        60,707,481.10

(iv)   Collections of Finance Charge Receivables                  6,518,813.26      370,385.14     518,558.83         7,407,757.23

(v)    Aggregate Amount of Principal Receivables                                                                 17,981,949,270.27

                                          Investor Interest     411,983,000.00   23,408,000.00  32,772,440.86       468,163,440.86
                                          Adjusted Interest     411,983,000.00   23,408,000.00  32,772,440.86       468,163,440.86

                                                   Series
       Floating Investor Percentage                    2.60%             88.00%           5.00%          7.00%              100.00%
       Fixed Investor Percentage                       2.60%             88.00%           5.00%          7.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
           Current                                                                                                           96.13%
           30 to 59 days                                                                                                      1.25%
           60 to 89 days                                                                                                      0.85%
           90 or more days                                                                                                    1.77%
                                                                                                                 -----------------
                                          Total Receivables                                                                 100.00%

(vii)  Investor Default Amount                                    2,083,594.06      118,385.39     165,745.83         2,367,725.28

(viii) Investor Charge-Offs                                               0.00            0.00           0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                         0.00            0.00           0.00

(x)    Servicing Fee                                                343,319.17       19,506.67      27,310.37           390,136.20

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        12.92%

(xii)  Reallocated Monthly Principal                                                      0.00           0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)             411,983,000.00   23,408,000.00  32,772,440.86       468,163,440.86

(xiv)  LIBOR                                                                                                               4.98750%

(xv)   Principal Funding Account Balance                                                                                     0.00

(xvii) Accumulation Shortfall                                                                                                0.00

(xviii)Principal Funding Investment Proceeds                                                                                 0.00

(xx)   Principal Investment Funding Shortfall                                                                                0.00

(xxi)  Available Funds                                            6,175,494.09      350,878.47     491,248.46         7,017,621.03

(xxii) Certificate Rate                                                7.09000%        7.27000%       5.73750%

----------------------------------------------------------------------------------------------------------------------------------